Exhibit 10.1

JOHNSON CONTROLS INTERNATIONAL PLC
2012 SHARE AND INCENTIVE PLAN (THE “PLAN”)
OPTION OR SHARE APPRECIATION RIGHT AWARD AGREEMENT

Terms for Nonqualified Share Options and Share Appreciation Rights
The Plan has been adopted to permit awards of share options or share appreciation rights to be made to certain key employees of the Company or any Affiliate. The Company desires to provide incentives and potential rewards for future performance by the Participant by providing the Participant with a means to acquire or to increase his/her proprietary interest in the Company's success.
Definitions. Capitalized terms used in this Award Agreement have the following meanings:
(a)“Award” means this grant of Options and/or an SAR.
(b)“Award Notice” means the Award notification delivered or made available to the Participant (in either paper or electronic form).
(c)“Cause” means (i) if the Participant is subject to an employment agreement with the Company or a Subsidiary that contains a definition of “cause”, such definition, or (ii) otherwise, any of the following as determined by the Committee: (A) violation of the provisions of any employment agreement, non-competition agreement, non-solicitation agreement, confidentiality agreement, or similar agreement with the Company or a Subsidiary, or the Company’s or a Subsidiary’s code of ethics, as then in effect, (B) conduct rising to the level of gross negligence or willful misconduct in the course of employment with the Company or a Subsidiary, (C) commission of an act of dishonesty or disloyalty involving the Company or a Subsidiary, (D) violation of any federal, state or local law in connection with the Participant’s employment or service, or (E) breach of any fiduciary duty to the Company or a Subsidiary.
(d)“Company” means Johnson Controls International plc, an Irish public limited company, or any successor thereto.
(e)“Fair Market Value” means, per Share on a particular date, the closing sales price on such date on the New York Stock Exchange, or if no sales of Shares occur on the date in question, on the next preceding date on which there was a sale on such market.
(f)“Grant Date” is the date the Award was made to the Participant, as specified in the Award Notice.
(g)“Inimical Conduct” means any act or omission that is inimical to the best interests of the Company or any Affiliate as determined by the Committee in its sole discretion, including but not limited to: (i) violation of any employment, non-competition, non-solicitation, confidentiality or other agreement in effect with the Company or any Affiliate, (ii) taking any steps or doing anything which would damage or negatively reflect on the reputation of the Company or an Affiliate, or (iii) failure to comply with applicable laws relating to trade secrets, confidential information or unfair competition.
(h)“Option” means this nonqualified share option representing the right to purchase Shares at a stated price for a specified period of time.
(i)“Plan” means the Johnson Controls International plc 2012 Share and Incentive Plan as amended from time to time.
(j)“Retirement” means Termination of Employment (for other than Cause) on or after attainment of age fifty-five (55) and completion of five (5) years of continuous service with the Company and its Subsidiaries (including, for Participants who are Legacy Johnson Controls Employees, service with Johnson Controls, Inc. and its affiliates prior to the Merger).
(k)“SAR” is an Award of Share Appreciation Rights which will be settled in cash. The Participant will receive the economic equivalent of the excess of the Fair Market Value on the exercise date over the Exercise Price.
(l)“Share” means an ordinary share in the capital of the Company.
Terms for Share Option and Share Appreciation Rights – 2012 Plan

(m)“Termination of Employment” means, subject to the terms of any Attachment hereto, the date of cessation of the Participant’s employment relationship with the Company or a Subsidiary for any reason, with or without Cause, as determined by the Company.
Other capitalized terms used in this Award Agreement have the meanings given in the Plan. The parties agree as follows:
1.Grant of Award. Subject to the terms and conditions of the Plan, a copy of which has been made available to the Participant and made a part of this Award, and to the terms and conditions of this Award Agreement, the Company grants to the Participant an Award of Options or an SAR, as specified in the Award Notice.
2.Exercise Price. The purchase price payable upon exercise of the Options or used to determine the value of the SARs shall be the Exercise Price per Share stated in the Award Notice.
3.Exercise of Vested Portion of Award. The Award may be exercised by the Participant, in whole or in part, from time to time, to the extent the Award is vested and prior to the Expiration Date stated in the Award Notice. The vesting schedule of the Award is as follows:
(a)     Fifty Percent (50%) of the Award shall vest on the second anniversary of the Grant Date.
(b)     Fifty Percent (50%) of the Award shall vest on the third anniversary of the Grant Date.
The Award shall expire ten years from the Grant Date.
4.Exercise Procedure. The Award may only be exercised through the Company’s Option/SAR execution service provider following the procedures established by the Committee.
5.Rights as Shareholder. The Participant shall not be deemed for any purposes to be a shareholder of the Company with respect to any shares which may be acquired hereunder except to the extent that the Option shall have been exercised with respect thereto and Shares issued therefor.
6.No Reinstatement of Award. After this Award or any portion thereof expires, is cancelled or otherwise terminates for any reason, the Award or such portion shall not be reinstated, extended or otherwise continued.
7.Alienation of Award. The Participant (or beneficiary) shall not have any right to assign, transfer, sell, pledge or otherwise encumber this Award, other than pursuant to the laws of descent and distribution. For clarity, this Award may only be exercised by the Participant during the Participant’s lifetime.
8.Termination of Employment.
(a)General. In the event a Participant’s employment with the Company or any of its Affiliates is terminated for any reason, except Retirement, death, Disability, Disposition of Assets (as defined below), Disposition of a Subsidiary (as defined below), Outsourcing Agreement (as defined below) or Cause, a Participant may exercise this Award (to the extent vested and exercisable as of the date of the Participant’s Termination of Employment) for a period of ninety (90) days after the date of the Participant’s Termination of Employment, but not later than the Award’s expiration date. Thereafter, all rights to exercise the Award shall terminate. Any portion of this Award that is not, or does not become, vested and exercisable as of the date of the Participant’s Termination of Employment shall automatically be forfeited as of the date of such Termination of Employment.
(b)Retirement. If the Participant ceases to be an employee of the Company or any Affiliate by reason of Retirement at a time when the Participant’s employment could not have been terminated for Cause, then the Award shall become exercisable with respect to a pro rata portion of the Award and will remain
Terms for Share Option and Share Appreciation Rights – 2012 Plan

exercisable (to the extent vested upon Retirement) until its expiration date. The pro rata portion of the Award that shall vest upon the Participant’s Retirement shall be calculated as follows: (i) the total number of Options or SARs subject to this Award multiplied by (ii) a fraction, the numerator of which equals the total number of full months that the Participant was employed during the Award’s original vesting period and the denominator of which equals the total number of months in the Award’s original vesting period, less (iii) the number of Options or SARs that previously vested in the normal course as of the Participant’s last day of employment. For the avoidance of doubt, any portion of this Award that is not, or does not become, vested and exercisable as of the date of the Participant’s Retirement shall automatically be forfeited as of the date of such Retirement.
(c)Death or Disability. If the Participant ceases to be an employee of the Company or any Affiliate by reason of death or Disability at a time when the Participant could not be terminated for Cause, then the Award shall become exercisable in full without regard to any vesting requirements, and may be exercised by the Participant at any time within three (3) years after the date of such termination, but not later than the Award’s expiration date. In the case of the Participant’s death, the Award may be exercised by the person to whom the Award is transferred by will or by applicable laws of descent and distribution. In the event of the death of a Participant who has had a Retirement or ceased to be an employee by reason of Disability, the Award may be exercised by the person to whom the Option is transferred, by will or by applicable laws of descent and distribution, as if the Participant had remained living under Section 8(b) or this Section 8(c), as applicable.
(d)Divestiture or Outsourcing. If the Participant’s employment with the Company and its Affiliates terminates as a result of a Disposition of Assets, Disposition of a Subsidiary or Outsourcing Agreement (each as defined below) at a time when the Participant could not have been terminated for Cause, then the Award shall become exercisable with respect to a pro rata portion of the Award and will remain exercisable (to the extent vested upon the Disposition of Assets, Disposition of a Subsidiary or Outsourcing Agreement) until the earlier of three (3) years after the date of such Disposition of Assets, Disposition of a Subsidiary or Outsourcing Agreement and the Award’s expiration date. The pro rata portion of the Award that shall vest upon termination shall be calculated as follows: (i) the total number of Options or SARs subject to this Award multiplied by (ii) a fraction, the numerator of which equals the total number of full months that the Participant was employed during the Award’s original vesting period and the denominator of which equals the total number of months in the Award’s original vesting period, less (iii) the number of Options or SARs that previously vested in the normal course as of the Participant’s last day of employment. Notwithstanding the foregoing, the Participant shall not be eligible for such pro rata vesting if (A) the Participant’s Termination of Employment occurs on or prior to the closing date of such Disposition of Assets or Disposition of a Subsidiary, as applicable, or on such later date as is specifically provided in the applicable transaction agreement or related agreements, or on the effective date of such Outsourcing Agreement applicable to the Participant (the “Applicable Employment Date”), and (B) the Participant is offered Comparable Employment (as defined below) with the buyer, successor company or outsourcing agent, as applicable, but does not commence such employment on the Applicable Employment Date. For the avoidance of doubt, any portion of this Award that is not, or does not become, vested and exercisable as of the date of the Disposition of Assets, Disposition of a Subsidiary or Outsourcing Agreement shall automatically be forfeited as of the date of such Disposition of Assets, Disposition of a Subsidiary or Outsourcing Agreement, as applicable.
For purposes of this Section 8(d), “Comparable Employment” shall mean employment (x) with base compensation and benefits (not including perquisites, allowances or long term incentive compensation) that, taken as whole, is not materially reduced from that which is in effect immediately prior to the Participant’s Termination of Employment and (y) that is at a geographic location no more than 50 miles from the Participant’s principal place of employment in effect immediately prior to the Participant’s Termination of Employment; “Disposition of Assets” shall mean the disposition by the Company or an Affiliate by which the Participant is employed of all or a portion of the assets used by the Company or Affiliate in a trade or business to an unrelated corporation or entity; “Disposition of a Subsidiary” shall mean the disposition by the Company or an Affiliate of its interest in a subsidiary or controlled entity to an
Terms for Share Option and Share Appreciation Rights – 2012 Plan

unrelated individual or entity (which, for the avoidance of doubt, excludes a spin-off or split-off or similar transaction), provided that such subsidiary or entity ceases to be controlled by the Company as a result of such disposition; and “Outsourcing Agreement” shall mean a written agreement between the Company or an Affiliate and an unrelated third party (“Outsourcing Agent”) pursuant to which (i) the Company transfers the performance of services previously performed by employees of the Company or Affiliate to the Outsourcing Agent, and (ii) the Outsourcing Agent is obligated to offer employment to any employee whose employment is being terminated as a result of or in connection with said Outsourcing Agreement.
(e)Termination for Cause. If the Participant’s employment with the Company or any of its Affiliates is terminated for Cause, then such termination shall cause the immediate cancellation and forfeiture of any Award, regardless of vesting; and any pending exercises shall be cancelled on the date of termination.
9.Inimical Conduct. Notwithstanding anything herein to the contrary, if the Committee determines at any time that a Participant has engaged in Inimical Conduct, whether before or after Termination of Employment, the Award shall be cancelled, regardless of vesting; and any pending exercises shall be cancelled on that date. In addition, the Committee or the Company may suspend any exercise of the Option or SAR pending the determination of whether the Participant has engaged in Inimical Conduct.

10.Change in Control. This Award will be treated in accordance with Section 5.4 of the Plan in connection with a Change in Control.

11.Withholding. The Participant agrees to remit to the Company any foreign, Federal, state and/or local taxes (including the Participant’s FICA tax obligation) required by law to be withheld with respect to the issuance of Shares under this Award, the vesting of this Award or the payment of cash under this Award. Notwithstanding anything to the contrary in this Award, if the Company or any Affiliate of the Company is required to withhold any Federal, state or local taxes or other amounts in connection with the Award, then the Company may require the Participant to pay to the Company, in cash, promptly on demand, amounts sufficient to satisfy such tax obligations or make other arrangements satisfactory to the Company regarding the payment to the Company of the aggregate amount of any such taxes and other amounts. Alternatively, the Company can withhold Shares no longer restricted, or can withhold from cash or property, including cash or Shares under this Award, payable or issuable to the Participant, in the amount needed to satisfy any withholding obligations; provided that, to the extent Shares are withheld to satisfy taxes, the amount to be withheld may not exceed the total maximum statutory tax withholding obligations associated with the transaction. Notwithstanding the foregoing, with respect to a Participant who is a Reporting Person, if payment hereunder is to be made in the form of Shares, then any withholding obligations shall be satisfied by the Company withholding Shares otherwise issuable under this Award unless the Committee approves an alternative method by which the Participant shall pay such withholding taxes.

12.No Claim for Forfeiture. Neither the Award nor any benefit accruing to the Participant from the Award will be considered to be part of the Participant’s normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments. In no event may the Award or any benefit accruing to the Participant from the Award be considered as compensation for, or relating in any way to, past services for the Company or any Affiliate. In consideration of the Award, no claim or entitlement to compensation or damages shall arise from forfeiture of the Award resulting from termination of the Participant’s employment by the Company or any Affiliate (for any reason whatsoever and whether or not in breach of local labor laws) and the Participant irrevocably releases the Company and its Affiliates from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by acknowledging the grant, the Participant shall have been deemed irrevocably to have waived any entitlement to pursue such claim.

13.Electronic Delivery. The Company or its Affiliates may, in its or their sole discretion, decide to deliver any documents related to current or future participation in the Plan or related to this Award by electronic means.
Terms for Share Option and Share Appreciation Rights – 2012 Plan

The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. The Participant hereby agrees that all on-line acknowledgements shall have the same force and effect as a written signature.

14.Securities Compliance. The Participant agrees for himself/herself and the Participant's heirs, legatees, and legal representatives, with respect to all Shares acquired pursuant to this Award (or any Shares issued pursuant to a share dividend or share split thereon or any securities issued in lieu of or in substitution or exchange for such Shares) that the Participant and the Participant's heirs, legatees, and legal representatives will not sell or otherwise dispose of such shares except pursuant to an effective registration statement under the Securities Act of 1933, as amended, or except in a transaction which, in the opinion of counsel for the Company, is exempt from registration under such act.
15.Successors. All obligations of the Company under this Award shall be binding on any successor to the Company. The terms of this Award and the Plan shall be binding upon and inure to the benefit of the Participant, and his or her heirs, executors, administrators or legal representatives.
16.Legal Compliance. The granting of this Award and the issuance of Shares under this Award shall be subject to all applicable laws, rules, and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.
17.Governing Law; Arbitration. This Award, and the interpretation of this Award Agreement, shall be governed by (a) the internal laws of Ireland (without reference to conflict of law principles thereof that would direct the application of the laws of another jurisdiction) with respect to the validity and authorization of any Shares issued under this Award, and (b) the internal laws of the State of Wisconsin (without reference to conflict of law principles thereof that would direct the application of the laws of another jurisdiction) with respect to all other matters. Any disputes regarding this Award or any other matter relating to the Participant’s employment will be subject to the arbitration provisions in Section 7.16 of the Plan.
18.Data Privacy and Sharing. As a condition of the granting of the Award, the Participant acknowledges and agrees that it is necessary for some of the Participant’s personal identifiable information to be provided to certain employees of the Company, the third party data processor that administers the Plan and the Company’s designated third party broker in the United States. The Participant specifically consents to all transfers required to be made in accordance with the relevant data protection legislation of the Participant’s home country. By acknowledging the Award, the Participant acknowledges having been informed of the processing of the Participant’s personal identifiable information described in the preceding paragraph and consents to the Company collecting and transferring to the Company's Shareholder Services Department, and its independent benefit plan administrator and third party broker, the Participant’s personal data that are necessary to administer the Award and the Plan. The Participant understands that his or her personal information may be transferred, processed and stored outside of the Participant’s home country in a country that may not have the same data protection laws as his or her home country, for the purposes mentioned in this Award.

The Participant will be provided, on request, with:
•the identity and the contact details of the controller (usually the administrator and/or the Company) and, where applicable, of the controller's representative;
•that the purposes of the processing of personal data is for the grant, administration and vesting of the Award and the legal basis for the processing is that this is required for the performance of this Award Agreement and for compliance with its terms and the Award or to cover the legitimate interests of the data controller and the data processor;
•the recipients or categories of recipients of the personal data, if any;
Terms for Share Option and Share Appreciation Rights – 2012 Plan

•the controller intends to transfer personal data to a third country or international organization subject to the existence of suitable safeguards;
•the period for which the personal data will be stored, or if that is not possible, the criteria used to determine that period;
•the right to request from the controller access to and rectification of personal data.

19.Restrictive Covenants. In consideration for the Participant’s opportunity to earn the benefits provided in this Award Agreement, Participant agrees to be bound by the restrictive covenants in Attachment A. For the sake of clarity, by accepting this Award, Participant agrees to be bound by such restrictive covenants even if Participant ultimately forfeits this Award or otherwise fails to receive any benefits under this Award Agreement.

20.Recoupment. This Award, and any Shares issued or cash paid pursuant to this Award, shall be subject to the Company’s Executive Compensation Incentive Recoupment Policy.

21.No Restrictions on Certain Actions. The existence of the Award shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred, or prior preference shares ahead of or affecting the Shares or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

This Award, the Award Notice, and any other documents expressly referenced in this Award contain all of the provisions applicable to the Award and no other statements, documents or practices may modify, waive or alter such provisions unless expressly set forth in writing, signed by an authorized officer of the Company and delivered to the Participant.
Failure of the Participant to affirmatively ACKNOWLEDGE or reject this Award within the sixty (60) day period following the date of grant will result in the Participant’s IMMEDIATE AND AUTOMATIC acceptance of this Award and the terms and conditions of the Plan and this Award Agreement, including the non-competition and non-solicitation provisions contained herein.

The Company has caused this Award to be executed by one of its authorized officers as of the Grant Date.
JOHNSON CONTROLS INTERNATIONAL PLC
/s/ John Donofrio
John Donofrio
Executive Vice President and General Counsel

Terms for Share Option and Share Appreciation Rights – 2012 Plan

Attachment A
Johnson Controls International plc
Restrictive Covenants for Award Agreements
In consideration for the Participant’s opportunity to earn the benefits provided in this Award Agreement (regardless of whether benefits under this Award Agreement are actually realized by the Participant), and except as prohibited by law, the Participant agrees as follows:

1.    Non-Competition.    Participant agrees that during his or her employment with the Company or its Subsidiaries, and for the period of one (1) year following the Participant’s Termination of Employment for any reason, or such longer period of non-competition as is included in any offer letter or any other agreement between Participant and the Company or its Subsidiaries or Affiliates, the Participant will not directly or indirectly, own, manage, operate, control (including indirectly through a debt, equity investment, or otherwise), provide services to, or be employed by, any person or entity engaged in any business that (i) conducts or is planning to conduct a business in competition with any business conducted or planned by the Company or any of its Subsidiaries (1) that is located in a region in which Participant had substantial responsibilities during the twenty-four (24) month period preceding Participant’s termination, and (2) for which Participant (A) was materially involved in during the twenty-four (24) month period preceding Participant’s termination, or (B) had knowledge of operations or substantial exposure to during the twenty-four (24) month period preceding Participant’s termination; or (ii) designs, develops, produces, offers for sale or sells a product or service that can be used as a substitute for, or is generally intended to satisfy the same customer needs for, any one or more products or services designed, developed, manufactured, produced or offered for sale or sold by any of the Company’s business (1) that is located in a region in which Participant had substantial responsibilities during the twenty-four (24) month period preceding Participant’s termination, and (2) for which Participant (A) was materially involved in during the twenty-four (24) month period preceding Participant’s termination, or (B) had knowledge of operations or substantial exposure to during the twenty-four (24) month period preceding Participant’s termination.

2.    Non-Solicitation of Customers.    Participant agrees that during his or her employment with the Company or its Subsidiaries, and for the period of two (2) years following the Participant’s Termination of Employment for any reason, or such longer period of non-solicitation as is included in any offer letter or any other agreement between Participant and the Company or its Subsidiaries or Affiliates, the Participant will not, directly or indirectly, on his or her own behalf or on behalf of another (i) solicit, aid or induce any customer of the Company or any of its Subsidiaries that Participant was responsible for, including supervised, managed or directed by Participant, to purchase goods or services then sold by the Company or its Subsidiaries from another person or entity, or assist or aid any other person or entity in identifying or soliciting any such customer, or (ii) solicit, aid or induce any customer that was pursued by the Company and with which Participant had contact, participated in the contact, or about which Participant had knowledge of Confidential Information by reason of Participant’s relationship with the Company within the twenty-four (24) month period preceding Participant’s termination if that sale or service would be located in a region with respect to which the Participant had substantial responsibilities while employed by the Company or its Subsidiaries.

3.    Non-Solicitation of Employees.    Participant agrees that during his or her employment with the Company or its Subsidiaries, and for the period of two (2) years following the Participant’s Termination of Employment for any reason, or such longer period of non-solicitation as is included in any offer letter or any other agreement between Participant and the Company or its Subsidiaries or Affiliates, the Participant will not, directly or indirectly, on his or her own behalf or on behalf of another solicit, recruit, aid or induce employees of the Company or any of its Subsidiaries (a) with whom Participant has had material contact with during the twelve (12) months period preceding Participant’s termination and who had access to Confidential Information, trade secrets or customer relationships; or (b) who were directly managed by or reported to Participant as of the date of Participant’s termination to leave their employment with the Company or its Subsidiaries in order to accept employment with or render services to
Terms for Share Option and Share Appreciation Rights – 2012 Plan

another person or entity unaffiliated with the Company or its Subsidiaries, or hire or knowingly take any action to assist or aid any other person or entity in identifying or hiring any such employee.

4.    Confidentiality.    In consideration for the Participant’s opportunity to earn the benefits provided in this Award Agreement (regardless of whether benefits under this Award Agreement are actually realized by the Participant) and for the Company’s and its Subsidiaries’ promise to provide Participant with confidential and competitively sensitive information from time to time concerning, among other things, the Company and its Subsidiaries strategies, objectives, performance and business prospects, the Participant agrees that during his or her employment with the Company or its Subsidiaries, and until such time thereafter as the Confidential Information is no longer confidential through no fault of the Participant, the Participant shall not use or disclose any Confidential Information except for the benefit of the Company or its Subsidiaries in the course of the Participant’s employment, and shall not use or disclose any Confidential Information in competition with or to the detriment of the Company or its Subsidiaries, or for the benefit of the Participant or anyone else other than the Company or its Subsidiaries. Notwithstanding the foregoing, nothing herein shall prohibit the Participant from reporting or otherwise disclosing possible violations of state, local or federal law or regulation to any governmental agency or entity, or making other disclosures that, in each case, are protected under whistleblower provisions of local, state or federal law or regulation. Nothing in this Agreement is intended to discourage or restrict Employee from reporting any theft of trade secrets pursuant to the Defend Trade Secrets Act of 2016 (“DTSA”) or other applicable state or federal law.  The DTSA provides: An individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (a) is made (i) in confidence to a federal, state or local government official, either directly or indirectly, or to any attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation or law; or (b) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to an attorney for the individual and use the trade secret information in the court proceeding, if the individual (a) files any document containing the trade secret under seal; and (b) does not disclose the trade secret, except pursuant to court order.

“Confidential Information” means any information that is not generally known outside the Company and its Subsidiaries, relating to any phase of business of the Company or any Subsidiary, whether existing or foreseeable, including information conceived, discovered or developed by the Participant. Confidential Information includes, but is not limited to: project files, product designs, drawings, sketches and processes; production characteristics; testing procedures and results thereof; manufacturing methods, processes, techniques and test results; plant layouts, tooling, engineering evaluations and reports; business plans, financial statements and projections; operating forms (including contracts) and procedures; payroll and personnel records; non-public marketing materials, plans and proposals; customer lists and information, and target lists for new clients and information relating to potential clients; software codes and computer programs; training manuals; policy and procedure manuals; raw materials sources, price and cost information; administrative techniques and documents; and any information received by the Company under an obligation of confidentiality to a third party.
5.Non-Disparagement.    Each of the Participant and the Company and its Subsidiaries (for purposes hereof, the Company and its Subsidiaries shall mean only the officers and directors thereof and not any other employees) agrees not to make any statements that disparage the other party, or in the case of the Company or its Subsidiaries, their respective Subsidiaries, employees, officers, directors, products or services. Notwithstanding the foregoing, statements made in the course of sworn testimony in administrative, judicial or arbitral proceedings (including, without limitation, depositions in connection with such proceedings) shall not be subject to the limitations in this paragraph.

6.Remedies.    Irreparable injury will result to the Company, and to its business, in the event of a breach by the Participant of any of the Participant’s covenants and commitments under this Award, including the covenants of non-competition and non-solicitation. Therefore, in the event of a breach
Terms for Share Option and Share Appreciation Rights – 2012 Plan

of such covenants and commitments, in the sole discretion of the Company, any of the Participant’s unvested, or vested but unexercised, Options or SARs shall be immediately rescinded and the Participant will forfeit any rights he or she has with respect thereto. Furthermore, by acknowledging this Award, and not declining the Award, in the event of such a breach, upon demand by the Company, the Participant hereby agrees and promises immediately to deliver to the Company the number of Shares (or, in the discretion of the Company, the cash value of said Shares) or the amount of cash the Participant received upon the exercise of the Options or SARs that occurred any time from and after the earlier of (i) the date of the breach or (ii) six months prior to the Participant’s termination of employment.  In addition, the Company reserves all rights to seek any and all remedies and damages permitted under law, including, but not limited to, injunctive relief, equitable relief and compensatory damages. The Participant further acknowledges and confirms that the terms of this Attachment, including but not limited to the time and geographic restrictions, are reasonable, fair, just and enforceable by a court.
Terms for Share Option and Share Appreciation Rights – 2012 Plan

JOHNSON CONTROLS INTERNATIONAL PLC
2012 SHARE AND INCENTIVE PLAN (THE “PLAN”)
RESTRICTED SHARE OR RESTRICTED SHARE UNIT AWARD AGREEMENT
Terms for Award of Restricted Shares and Restricted Share Units
The Plan has been adopted to permit awards of restricted shares or restricted share units to be made to certain key employees of the Company or any Affiliate. The Company desires to provide incentives and potential rewards for future performance by the Participant by providing the Participant with a means to acquire or to increase his/her proprietary interest in the Company's success.
Definitions. Capitalized terms used in this Award Agreement have the following meanings:
(a)“Award” means this grant of Restricted Shares and/or Restricted Share Units.
(b)“Award Notice” means the Award notification delivered or made available to the Participant (in either paper or electronic form).
(c)“Cause” means (i) if the Participant is subject to an employment agreement with the Company or a Subsidiary that contains a definition of “cause”, such definition, or (ii) otherwise, any of the following as determined by the Committee: (A) violation of the provisions of any employment agreement, non-competition agreement, non-solicitation agreement, confidentiality agreement, or similar agreement with the Company or a Subsidiary, or the Company’s or a Subsidiary’s code of ethics, as then in effect, (B) conduct rising to the level of gross negligence or willful misconduct in the course of employment with the Company or a Subsidiary, (C) commission of an act of dishonesty or disloyalty involving the Company or a Subsidiary, (D) violation of any federal, state or local law in connection with the Participant’s employment or service, or (E) breach of any fiduciary duty to the Company or a Subsidiary.
(d)“Company” means Johnson Controls International plc, an Irish public limited company, or any successor thereto.
(e)“Fair Market Value” means, per Share on a particular date, the closing sales price on such date on the New York Stock Exchange, or if no sales of Shares occur on the date in question, on the next preceding date on which there was a sale on such market.
(f)“Inimical Conduct” means any act or omission that is inimical to the best interests of the Company or any Affiliate as determined by the Committee in its sole discretion, including but not limited to: (i) violation of any employment, non-competition, non-solicitation, confidentiality or other agreement in effect with the Company or any Affiliate, (ii) taking any steps or doing anything which would damage or negatively reflect on the reputation of the Company or an Affiliate, or (iii) failure to comply with applicable laws relating to trade secrets, confidential information or unfair competition.
(g)“Plan” means the Johnson Controls International plc 2012 Share and Incentive Plan as amended from time to time.
(h)“Restriction Period” means the length of time indicated in the Award Notice during which the Award is subject to vesting. During the Restriction Period, the Participant cannot sell, transfer, pledge, assign or otherwise encumber the Restricted Shares or Restricted Share Units (or a portion thereof) subject to this Award.
(i)“Restricted Share” means a Share that is subject to a risk of forfeiture and the Restriction Period.
(j)“Restricted Share Unit” means the right to receive one Share or a cash payment equal to the Fair Market Value of one Share, that is subject to a risk of forfeiture and the Restriction Period.
(k)“Retirement” means Termination of Employment (for other than Cause) on or after attainment of age fifty-five (55) and completion of five (5) years of continuous service with the Company and its Subsidiaries (including, for Participants who are Legacy Johnson Controls Employees, service with Johnson Controls, Inc. and its affiliates prior to the Merger).
(l)“Share” means an ordinary share in the capital of the Company.
Terms for Restricted Shares and Restricted Share Units – 2012 Plan

(m)“Termination of Employment” means, subject to the terms of any Attachment hereto, the date of cessation of the Participant’s employment relationship with the Company or a Subsidiary for any reason, with or without Cause, as determined by the Company.
    Other capitalized terms used in this Award Agreement have the meanings given in the Plan.

The parties agree as follows:
1.Grant of Award. Subject to the terms and conditions of the Plan, a copy of which has been delivered to the Participant and made a part of this Award, and to the terms and conditions of this Award Agreement, the Company grants to the Participant an award of Restricted Shares or Restricted Share Units, as specified in the Award Notice, on the date and with respect to the number of Shares specified in the Award Notice.
2.Restricted Shares. If the Award is in the form of Restricted Shares, the Shares are subject to the following terms:
a.Restriction Period. The Company will hold the Shares in escrow for the Restriction Period. During this period, the Shares shall be subject to forfeiture as provided in Section 4.

b.Removal of Restrictions. Subject to any applicable deferral election under the Johnson Controls International plc Senior Executive Deferred Compensation Plan (or any successor or similar deferred compensation plan for which the Participant is eligible) and to Section 4 below, Shares that have not been forfeited shall become available to the Participant after the last day of the Restriction Period upon payment in full of all taxes due with respect to such Shares.

c.Voting Rights. During the Restriction Period, the Participant may exercise full voting rights with respect to the Shares.

d.Dividends and Other Distributions. Any cash dividends or other distributions paid or delivered with respect to Restricted Shares for which the record date occurs on or before the last day of the Restriction Period will be credited to a bookkeeping account for the benefit of the Participant. For U.S. domestic Participants, the account will be converted into and settled in additional Shares issued under the Plan at the end of the applicable Restriction Period; for all other Participants, the account will be paid to the Participant in cash at the end of the applicable Restriction Period. Prior to the end of the Restriction Period, such account will be subject to the same terms and conditions (including risk of forfeiture) as the Restricted Shares to which the dividends or other distributions relate.
3.Restricted Share Units. If the Award is in the form of Restricted Share Units, the Restricted Share Units are subject to the following terms:
a.Restriction Period. During the Restriction Period, the Restricted Share Units shall be subject to forfeiture as provided in Section 4.
b.Settlement of Restricted Share Units. Subject to any applicable deferral election under the Johnson Controls International plc Senior Executive Deferred Compensation Plan (or any successor or similar deferred compensation plan for which the Participant is eligible) and to Section 4 and Section 5 below, the Restricted Share Units shall be settled by, (a) for U.S. and United Kingdom domestic Participants, the Company’s issuance of a number of Shares to the Participant equal to the number of whole Units that have been earned; or (b) for all other Participants, payment of a cash sum to the Participant by the local entity equal to the Fair Market Value of one Share (determined as of the vesting date) multiplied by the number of whole Units that have been earned. The Shares or the cash payment shall be issued or paid in each case within forty-five (45) days after the last day of the Restriction Period (subject to a six-month delay to the extent required to comply with Code Section 409A).

Terms for Restricted Shares and Restricted Share Units – 2012 Plan

c.Dividend Equivalent Units. Any cash dividends or other distributions paid or delivered with respect to the Shares for which the record date occurs on or before the last day of the Restriction Period will result in a credit to a bookkeeping account for the benefit of the Participant. The credit will be equal to the dividends or other distributions that would have been paid with respect to the Shares subject to the Restricted Share Units had such Shares been outstanding. For U.S. and United Kingdom domestic Participants, the account will be converted into and settled in additional Shares issued under the Plan at the end of the applicable Restriction Period; for all other Participants, the account will be paid to the Participant in cash or, at the discretion of the Company, converted into and settled in additional Shares issued under the Plan at the end of the applicable Restriction Period. Prior to the end of the Restriction Period, such account will be subject to the same terms and conditions (including risk of forfeiture) as the Restricted Share Units to which the dividends or other distributions relate.
4.Termination of Employment – Risk of Forfeiture.
a.Retirement. If the Participant terminates employment from the Company and its Affiliates due to Retirement at a time when the Participant’s employment could not have been terminated for Cause, then [the Participant shall become vested in, and the Restriction Period shall lapse with respect to, a pro rata portion of the total number of Restricted Shares or Restricted Share Units subject to this Award. Such pro rata portion that shall vest upon Retirement shall be calculated as follows: (i) the total number of Restricted Shares or Restricted Share Units granted under this Award multiplied by (ii) a fraction, the numerator of which equals the total number of full months that the Participant was employed during the Restriction Period as of the Participant’s Termination of Employment and the denominator of which equals the total number of months in the Restriction Period, less (iii) any Restricted Shares or Restricted Share Units that previously vested in the normal course as of the Participant’s Termination of Employment. Any Restricted Shares or Restricted Share Units subject to this Award that do not become vested under this paragraph upon the Participant’s Retirement shall automatically be forfeited and returned to the Company as of the date of his Retirement] OR [the Participant will forfeit the unvested portion of this Award].

b.Involuntary Termination Without Cause. If the Participant’s employment with the Company and its Affiliates is terminated by the Company without Cause, then [the Participant shall become vested in, and the Restriction Period shall lapse with respect to a pro rata portion of the total number of Restricted Shares or Restricted Share Units subject to this Award. Such pro rata portion that shall vest upon such termination shall be calculated as follows: (i) the total number of Restricted Shares or Restricted Share Units granted under this Award multiplied by (ii) a fraction, the numerator of which equals the total number of full months that the Participant was employed during the Restriction Period as of the Participant’s Termination of Employment and the denominator of which equals the total number of months in the Restriction Period, less (iii) any Restricted Shares or Restricted Share Units that previously vested in the normal course as of the Participant’s Termination of Employment. Any Restricted Shares or Restricted Share Units subject to this Award that do not become vested under this paragraph upon the Participant’s termination without Cause shall automatically be forfeited and returned to the Company as of the date of such termination] OR [the Participant shall become vested in, and the Restriction Period shall lapse with respect to, all of the Restricted Shares or Restricted Share Units subject to this Award as of the date of such Termination of Employment] OR [the Participant will forfeit the unvested portion of this Award].

c.Death. If the Participant’s employment with the Company and its Affiliates terminates because of death at a time when the Participant could not have been terminated for Cause, then, effective as of the date the Company determines the Participant’s employment terminated due to death (provided such determination is made no later than the end of the calendar year following the calendar year in which death occurs), the Participant shall become fully vested in all of the Restricted Shares or Restricted Share Units subject to this Award and any remaining Restriction Period shall automatically lapse.

d.Disability. If the Participant’s employment with the Company and its Affiliates terminates because of Disability at a time when the Participant could not have been terminated for Cause, then the Participant shall become fully vested in all of the Restricted Shares or Restricted Share Units subject to this Award
Terms for Restricted Shares and Restricted Share Units – 2012 Plan

and any remaining Restriction Period shall automatically lapse as of the date of such Termination of Employment.

e.Divestiture or Outsourcing. If the Participant’s employment with the Company and its Affiliates terminates as a result of a Disposition of Assets, Disposition of a Subsidiary or Outsourcing Agreement (each as defined below), at a time when the Participant could not have been terminated for Cause, then the Participant shall become vested in a pro rata portion of the total number of Restricted Shares or Restricted Share Units subject to this Award. Such pro rata portion that shall vest upon termination shall be calculated as follows: (i) the total number of Restricted Shares or Restricted Share Units granted under this Award multiplied by (ii) a fraction, the numerator of which equals the total number of full months that the Participant was employed during the Restriction Period as of the Participant’s Termination of Employment and the denominator of which equals the total number of months in the Restriction Period, less (iii) any Restricted Shares or Restricted Share Units that previously vested in the normal course as of the Participant’s Termination of Employment; provided that, if such Termination of Employment does not constitute a “separation from service” within the meaning of Code Section 409A, then any remaining Restriction Period shall continue with respect to the vested Shares or Restricted Share Units as if the Participant continued in active employment to the extent required for compliance with Code Section 409A. Any Restricted Shares or Restricted Share Units subject to this Award that do not become vested under this paragraph as a result of such Disposition of Assets, Disposition of a Subsidiary or Outsourcing Agreement shall automatically be forfeited and returned to the Company as of the date of the Disposition of Assets, Disposition of a Subsidiary or Outsourcing Agreement, as applicable. Notwithstanding the foregoing, the Participant shall not be eligible for such pro rata vesting if (A) the Participant’s Termination of Employment occurs on or prior to the closing date of such Disposition of Assets or Disposition of a Subsidiary, as applicable, or on such later date as is specifically provided in the applicable transaction agreement or related agreements, or on the effective date of such Outsourcing Agreement applicable to the Participant (the “Applicable Employment Date”), and (B) the Participant is offered Comparable Employment (as defined below) with the buyer, successor company or outsourcing agent, as applicable, but does not commence such employment on the Applicable Employment Date.
For purposes of this Section 4(d), “Comparable Employment” shall mean employment (x) with base compensation and benefits (not including perquisites, allowances or long term incentive compensation) that, taken as whole, is not materially reduced from that which is in effect immediately prior to the Participant’s Termination of Employment and (y) that is at a geographic location no more than 50 miles from the Participant’s principal place of employment in effect immediately prior to the Participant’s Termination of Employment; “Disposition of Assets” shall mean the disposition by the Company or an Affiliate by which the Participant is employed of all or a portion of the assets used by the Company or Affiliate in a trade or business to an unrelated corporation or entity; “Disposition of a Subsidiary” shall mean the disposition by the Company or an Affiliate of its interest in a subsidiary or controlled entity to an unrelated individual or entity (which, for the avoidance of doubt, excludes a spin-off or split-off or similar transaction), provided that such subsidiary or entity ceases to be controlled by the Company as a result of such disposition; and “Outsourcing Agreement” shall mean a written agreement between the Company or an Affiliate and an unrelated third party (“Outsourcing Agent”) pursuant to which (i) the Company transfers the performance of services previously performed by employees of the Company or Affiliate to the Outsourcing Agent, and (ii) the Outsourcing Agent is obligated to offer employment to any employee whose employment is being terminated as a result of or in connection with said Outsourcing Agreement.

f.Other Termination. If the Participant’s employment terminates for any reason not described above (including for Cause), then any Restricted Shares or any Restricted Share Units (and all deferred dividends paid or credited thereon) still subject to the Restriction Period as of the date of such termination shall automatically be forfeited and returned to the Company. The Company may suspend payment or delivery of Shares (without liability for interest thereon) pending the Committee’s determination of whether the Participant was or should have been terminated for Cause.

5.Inimical Conduct. Notwithstanding anything herein to the contrary, if the Committee determines at any time that a Participant has engaged in Inimical Conduct, whether before or after Termination of Employment, the Award shall be cancelled, regardless of vesting. In addition, the Committee or the
Terms for Restricted Shares and Restricted Share Units – 2012 Plan

Company may suspend any vesting, payment of cash or issuance of Shares hereunder pending the determination of whether the Participant has engaged in Inimical Conduct.
6.Change in Control. This Award will be treated in accordance with Section 5.4 of the Plan in connection with a Change in Control.
7.Withholding. The Participant agrees to remit to the Company any foreign, Federal, state and/or local taxes (including the Participant’s FICA tax obligation) required by law to be withheld with respect to the issuance of Shares under this Award, the vesting of this Award or the payment of cash under this Award. Notwithstanding anything to the contrary in this Award, if the Company or any Affiliate of the Company is required to withhold any Federal, state or local taxes or other amounts in connection with the Award, then the Company may require the Participant to pay to the Company, in cash, promptly on demand, amounts sufficient to satisfy such tax obligations or make other arrangements satisfactory to the Company regarding the payment to the Company of the aggregate amount of any such taxes and other amounts. Alternatively, the Company can withhold Shares no longer restricted, or can withhold from cash or property, including cash or Shares under this Award, payable or issuable to the Participant, in the amount needed to satisfy any withholding obligations; provided that, to the extent Shares are withheld to satisfy taxes, the amount to be withheld may not exceed the total maximum statutory tax withholding obligations associated with the transaction. Notwithstanding the foregoing, with respect to a Participant who is a Reporting Person, if payment hereunder is to be made in the form of Shares, then any withholding obligations shall be satisfied by the Company withholding Shares otherwise issuable under this Award unless the Committee approves an alternative method by which the Participant shall pay such withholding taxes.
8.No Claim for Forfeiture. Neither the Award nor any benefit accruing to the Participant from the Award will be considered to be part of the Participant’s normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments. Notwithstanding anything to the contrary in this Award, in no event may the Award or any benefit accruing to the Participant from the Award be considered as compensation for, or relating in any way to, past services for the Company or any Affiliate. In consideration of the Award, no claim or entitlement to compensation or damages shall arise from forfeiture of the Award resulting from termination of the Participant’s employment by the Company or any Affiliate (for any reason whatsoever and whether or not in breach of local labor laws) and the Participant irrevocably releases the Company and its Affiliates from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by acknowledging the grant, the Participant shall have been deemed irrevocably to have waived any entitlement to pursue such claim.
9.Electronic Delivery. The Company or its Affiliates may, in its or their sole discretion, decide to deliver any documents related to current or future participation in the Plan or related to this Award by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. The Participant hereby agrees that all on-line acknowledgements shall have the same force and effect as a written signature.
10.Securities Compliance. The Company may place a legend or legends upon the certificates for Shares issued under the Plan and may issue “stop transfer” instructions to its transfer agent in respect of such Shares as it determines to be necessary or appropriate to (a) prevent a violation of, or to obtain an exemption from, the registration requirements of the Securities Act of 1933, as amended, applicable state or other country securities laws or other legal requirements, or (b) implement the provisions of the Plan, this Award or any other agreement between the Company and the Participant with respect to such Shares.
11.Successors. All obligations of the Company under this Award shall be binding on any successor to the Company. The terms of this Award and the Plan shall be binding upon and inure to the benefit of the Participant, and his or her heirs, executors, administrators or legal representatives.
Terms for Restricted Shares and Restricted Share Units – 2012 Plan

12.Legal Compliance. The granting of this Award and the issuance of Shares under this Award shall be subject to all applicable laws, rules, and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.
13.Governing Law; Arbitration. This Award, and the interpretation of this Award Agreement, shall be governed by (a) the internal laws of Ireland (without reference to conflict of law principles thereof that would direct the application of the laws of another jurisdiction) with respect to the validity and authorization of any Shares issued under this Award, and (b) the internal laws of the State of Wisconsin (without reference to conflict of law principles thereof that would direct the application of the laws of another jurisdiction) with respect to all other matters. Any disputes regarding this Award or any other matter relating to the Participant’s employment will be subject to the arbitration provisions in Section 7.16 of the Plan.
14.Data Privacy and Sharing. As a condition of the granting of the Award, the Participant acknowledges and agrees that it is necessary for some of the Participant’s personal identifiable information to be provided to certain employees of the Company, the third party data processor that administers the Plan and the Company’s designated third party broker in the United States. The Participant specifically consents to all transfers required to be made in accordance with the relevant data protection legislation of the Participant’s home country. By acknowledging the Award, the Participant acknowledges having been informed of the processing of the Participant’s personal identifiable information described in the preceding paragraph and consents to the Company collecting and transferring to the Company's Shareholder Services Department, and its independent benefit plan administrator and third party broker, the Participant’s personal data that are necessary to administer the Award and the Plan. The Participant understands that his or her personal information may be transferred, processed and stored outside of the Participant’s home country in a country that may not have the same data protection laws as his or her home country, for the purposes mentioned in this Award.
    The Participant will be provided, on request, with:
•the identity and the contact details of the controller (usually the administrator and/or the Company) and, where applicable, of the controller's representative;
•that the purposes of the processing of personal data is for the grant, administration and vesting of the Award and the legal basis for the processing is that this is required for the performance of this Award Agreement and for compliance with its terms and the Award or to cover the legitimate interests of the data controller and the data processor;
•the recipients or categories of recipients of the personal data, if any;
•the controller intends to transfer personal data to a third country or international organization subject to the existence of suitable safeguards;
•the period for which the personal data will be stored, or if that is not possible, the criteria used to determine that period;
•the right to request from the controller access to and rectification of personal data.
15.Restrictive Covenants. In consideration for the Participant’s opportunity to earn the benefits provided in this Award Agreement, Participant agrees to be bound by the restrictive covenants in Attachment A. For the sake of clarity, by accepting this Award, Participant agrees to be bound by such restrictive covenants even if Participant ultimately forfeits this Award or otherwise fails to receive any benefits under this Award Agreement.

16.Recoupment. This Award, and any Shares issued or cash paid pursuant to this Award, shall be subject to the Company’s Executive Compensation Incentive Recoupment Policy.

17.No Restrictions on Certain Actions. The existence of the Award shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred, or prior preference shares ahead of or affecting the Shares or the rights thereof, or dissolution or liquidation of the Company, or any sale
Terms for Restricted Shares and Restricted Share Units – 2012 Plan

or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
This Award, the Award Notice and any other documents expressly referenced in this Award contain all of the provisions applicable to the Award and no other statements, documents or practices may modify, waive or alter such provisions unless expressly set forth in writing, signed by an authorized officer of the Company and delivered to the Participant.
Failure of the Participant to affirmatively ACKNOWLEDGE or reject this Award within the sixty (60) day period following the date of grant will result in the Participant’s IMMEDIATE AND AUTOMATIC acceptance of this Award and the terms and conditions of the Plan and this Award Agreement, including the non-competition and non-solicitation provisions contained herein.
The Company has caused this Award to be executed by one of its authorized officers as of the date of grant.
JOHNSON CONTROLS INTERNATIONAL PLC

/s/ John Donofrio
John Donofrio
Executive Vice President and General Counsel

Terms for Restricted Shares and Restricted Share Units – 2012 Plan

Attachment A
Johnson Controls International plc
Restrictive Covenants for Award Agreements
In consideration for the Participant’s opportunity to earn the benefits provided in this Award Agreement (regardless of whether benefits under this Award Agreement are actually realized by the Participant), and except as prohibited by law, the Participant agrees as follows:

1.    Non-Competition.    Participant agrees that during his or her employment with the Company or its Subsidiaries, and for the period of one (1) year following the Participant’s Termination of Employment for any reason, or such longer period of non-competition as is included in any offer letter or any other agreement between Participant and the Company or its Subsidiaries or Affiliates, the Participant will not directly or indirectly, own, manage, operate, control (including indirectly through a debt, equity investment, or otherwise), provide services to, or be employed by, any person or entity engaged in any business that (i) conducts or is planning to conduct a business in competition with any business conducted or planned by the Company or any of its Subsidiaries (1) that is located in a region in which Participant had substantial responsibilities during the twenty-four (24) month period preceding Participant’s termination, and (2) for which Participant (A) was materially involved in during the twenty-four (24) month period preceding Participant’s termination, or (B) had knowledge of operations or substantial exposure to during the twenty-four (24) month period preceding Participant’s termination; or (ii) designs, develops, produces, offers for sale or sells a product or service that can be used as a substitute for, or is generally intended to satisfy the same customer needs for, any one or more products or services designed, developed, manufactured, produced or offered for sale or sold by any of the Company’s business (1) that is located in a region in which Participant had substantial responsibilities during the twenty-four (24) month period preceding Participant’s termination, and (2) for which Participant (A) was materially involved in during the twenty-four (24) month period preceding Participant’s termination, or (B) had knowledge of operations or substantial exposure to during the twenty-four (24) month period preceding Participant’s termination.

2.    Non-Solicitation of Customers.    Participant agrees that during his or her employment with the Company or its Subsidiaries, and for the period of two (2) years following the Participant’s Termination of Employment for any reason, or such longer period of non-solicitation as is included in any offer letter or any other agreement between Participant and the Company or its Subsidiaries or Affiliates, the Participant will not, directly or indirectly, on his or her own behalf or on behalf of another (i) solicit, aid or induce any customer of the Company or any of its Subsidiaries that Participant was responsible for, including supervised, managed or directed by Participant, to purchase goods or services then sold by the Company or its Subsidiaries from another person or entity, or assist or aid any other person or entity in identifying or soliciting any such customer, or (ii) solicit, aid or induce any customer that was pursued by the Company and with which Participant had contact, participated in the contact, or about which Participant had knowledge of Confidential Information by reason of Participant’s relationship with the Company within the twenty-four (24) month period preceding Participant’s termination if that sale or service would be located in a region with respect to which the Participant had substantial responsibilities while employed by the Company or its Subsidiaries.

3.    Non-Solicitation of Employees.    Participant agrees that during his or her employment with the Company or its Subsidiaries, and for the period of two (2) years following the Participant’s Termination of Employment for any reason, or such longer period of non-solicitation as is included in any offer letter or any other agreement between Participant and the Company or its Subsidiaries or Affiliates, the Participant will not, directly or indirectly, on his or her own behalf or on behalf of another solicit, recruit, aid or induce employees of the Company or any of its Subsidiaries (a) with whom Participant has had material contact with during the twelve (12) months period preceding Participant’s termination and who had access to Confidential Information, trade secrets or customer relationships; or (b) who were directly managed by or reported to Participant as of the date of Participant’s termination to leave their employment with the Company or its Subsidiaries in order to accept employment with or render services to another person or entity unaffiliated with the Company or its Subsidiaries, or hire or knowingly take any action to assist or aid any other person or entity in identifying or hiring any such employee.

4.    Confidentiality.    In consideration for the Participant’s opportunity to earn the benefits provided in this Award Agreement (regardless of whether benefits under this Award Agreement are actually realized by the Participant) and for the Company’s and its Subsidiaries’ promise to provide Participant with confidential and competitively sensitive information from time to time concerning, among other things, the Company and its Subsidiaries strategies, objectives, performance and business prospects, the Participant agrees that during his or her employment with the Company or its Subsidiaries, and until such time thereafter as the Confidential Information is no longer confidential through no fault of the Participant, the Participant shall not use or disclose any Confidential Information except for the benefit of the Company or its Subsidiaries in the course of the Participant’s employment, and shall not use or disclose any Confidential Information in competition with or to the detriment of the Company or its Subsidiaries, or for the benefit of the Participant or anyone else other than the Company or its Subsidiaries. Notwithstanding the foregoing, nothing herein shall prohibit the Participant from reporting or otherwise disclosing possible violations of state, local or federal law or regulation to any governmental agency or entity, or making other disclosures that, in each case, are protected under whistleblower provisions of local, state or federal law or regulation. Nothing in this Agreement is intended to discourage or restrict Employee from reporting any theft of trade secrets pursuant to the Defend Trade Secrets Act of 2016 (“DTSA”) or other applicable state or federal law.  The DTSA provides: An individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (a) is made (i) in confidence to a federal, state or local government official, either directly or indirectly, or to any attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation or law; or (b) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to an attorney for the individual and use the trade secret information in the court proceeding, if the individual (a) files any document containing the trade secret under seal; and (b) does not disclose the trade secret, except pursuant to court order.

“Confidential Information” means any information that is not generally known outside the Company and its Subsidiaries, relating to any phase of business of the Company or any Subsidiary, whether existing or foreseeable, including information conceived, discovered or developed by the Participant. Confidential Information includes, but is not limited to: project files, product designs, drawings, sketches and processes; production characteristics; testing procedures and results thereof; manufacturing methods, processes, techniques and test results; plant layouts, tooling, engineering evaluations and reports; business plans, financial statements and projections; operating forms (including contracts) and procedures; payroll and personnel records; non-public marketing materials, plans and proposals; customer lists and information, and target lists for new clients and information relating to potential clients; software codes and computer programs; training manuals; policy and procedure manuals; raw materials sources, price and cost information; administrative techniques and documents; and any information received by the Company under an obligation of confidentiality to a third party.
5.    Non-Disparagement.    Each of the Participant and the Company and its Subsidiaries (for purposes hereof, the Company and its Subsidiaries shall mean only the officers and directors thereof and not any other employees) agrees not to make any statements that disparage the other party, or in the case of the Company or its Subsidiaries, their respective Subsidiaries, employees, officers, directors, products or services. Notwithstanding the foregoing, statements made in the course of sworn testimony in administrative, judicial or arbitral proceedings (including, without limitation, depositions in connection with such proceedings) shall not be subject to the limitations in this paragraph.

6.    Remedies.    Irreparable injury will result to the Company, and to its business, in the event of a breach by the Participant of any of the Participant’s covenants and commitments under this Award, including the covenants of non-competition and non-solicitation. Therefore, in the event of a breach of such covenants and commitments, in the sole discretion of the Company, any of the Participant’s unvested Restricted Shares or Restricted Share Units shall be immediately rescinded and the Participant will forfeit any rights he or she has with respect thereto. Furthermore, by acknowledging this Award, and not declining the Award, in the event of such a breach, upon demand by the Company, the Participant hereby agrees and promises immediately to deliver to the Company the number of Shares (or, in the discretion of
Terms for Restricted Shares and Restricted Share Units – 2012 Plan

the Company, the cash value of said Shares) the Participant received for Restricted Share Units that vested or were delivered at any time from and after the earlier of (i) the date of the breach or (ii) six months prior to the Participant’s termination of employment. In the event the Shares subject to repayment are, at the time of the Company’s demand, allocated to a deferred compensation plan, the Company may forfeit such Shares and the Participant will forfeit any rights he or she has with respect thereto.  In addition, the Company reserves all rights to seek any and all remedies and damages permitted under law, including, but not limited to, injunctive relief, equitable relief and compensatory damages. The Participant further acknowledges and confirms that the terms of this Attachment, including but not limited to the time and geographic restrictions, are reasonable, fair, just and enforceable by a court.

Terms for Restricted Shares and Restricted Share Units – 2012 Plan

JOHNSON CONTROLS INTERNATIONAL PLC
2012 SHARE AND INCENTIVE PLAN (THE “PLAN”)
PERFORMANCE SHARE UNIT AWARD AGREEMENT
Terms for Award of Performance Share Units
The Plan has been adopted to permit awards of performance share units to be made to certain key employees of the Company or any Affiliate. The Company desires to provide incentives and potential rewards for future performance by the Participant by providing the Participant with a means to acquire or to increase his/her proprietary interest in the Company's success.
Definitions. Capitalized terms used in this Award Agreement have the following meanings:
(a)“Award” means this grant of Performance Units.
(b)“Award Notice” means the Award notification delivered or made available to the Participant (in either paper or electronic form).
(c)“Cause” means (i) if the Participant is subject to an employment agreement with the Company or a Subsidiary that contains a definition of “cause”, such definition, or (ii) otherwise, any of the following as determined by the Committee: (A) violation of the provisions of any employment agreement, non-competition agreement, non-solicitation agreement, confidentiality agreement, or similar agreement with the Company or a Subsidiary, or the Company’s or a Subsidiary’s code of ethics, as then in effect, (B) conduct rising to the level of gross negligence or willful misconduct in the course of employment with the Company or a Subsidiary, (C) commission of an act of dishonesty or disloyalty involving the Company or a Subsidiary, (D) violation of any federal, state or local law in connection with the Participant’s employment or service, or (E) breach of any fiduciary duty to the Company or a Subsidiary.
(d)“Company” means Johnson Controls International plc, an Irish public limited company, or any successor thereto.
(e)“Fair Market Value” means, per Share on a particular date, the closing sales price on such date on the New York Stock Exchange, or if no sales of Shares occur on the date in question, on the next preceding date on which there was a sale on such market.
(f)“Inimical Conduct” means any act or omission that is inimical to the best interests of the Company or any Affiliate as determined by the Committee in its sole discretion, including but not limited to: (i) violation of any employment, non-competition, non-solicitation, confidentiality or other agreement in effect with the Company or any Affiliate, (ii) taking any steps or doing anything which would damage or negatively reflect on the reputation of the Company or an Affiliate, or (iii) failure to comply with applicable laws relating to trade secrets, confidential information or unfair competition.
(g)“Performance Unit” or “Unit” means the right to receive one Share or a cash payment equal to the Fair Market Value of one Share, to the extent the Performance Goals specified in the Summary of Terms and Conditions delivered to the Participant are achieved.
(h)“Plan” means the Johnson Controls International plc 2012 Share and Incentive Plan as amended from time to time.
(i)“Retirement” means Termination of Employment (for other than Cause) on or after attainment of age fifty-five (55) and completion of five (5) years of continuous service with the Company and its Subsidiaries (including, for Participants who are Legacy Johnson Controls Employees, service with Johnson Controls, Inc. and its affiliates prior to the Merger).
(j)“Share” means an ordinary share in the capital of the Company.
(k)“Termination of Employment” means, subject to the terms of any Attachment hereto, the date of cessation of the Participant’s employment relationship with the Company or a Subsidiary for any reason, with or without Cause, as determined by the Company.
Other capitalized terms used in this Award Agreement have the meanings given in the Plan.
Terms for Performance Share Units – 2012 Plan

The parties agree as follows:
1.Grant of Award. Subject to the terms and conditions of the Plan, a copy of which has been delivered to the Participant and made a part of this Award, and to the terms and conditions of this Award, the Company grants to the Participant an award of Performance Units on the date and with respect to the number of Units specified in the Award Notice.
2.Units Earned. At the end of the performance period indicated in the Award Notice, the number of Units earned by the Participant shall be determined, in the sole discretion of the Committee, as set forth in the Summary of Terms and Conditions delivered to the Participant.
3.Dividend Equivalent Units. Any cash dividends or other distributions paid or delivered with respect to the Shares for which the record date occurs on or before the settlement of the Performance Units under Section 4 below will result in a credit to a bookkeeping account for the benefit of the Participant. The credit will be equal to the dividends or other distributions that would have been paid with respect to the Shares subject to the Performance Units had such Shares been outstanding. For U.S. domestic Participants, the account will be converted into and settled in additional Shares issued under the Plan at the same time as the Performance Units are settled under Section 4 below; for any other Participants, the account will be paid to the Participant in cash at such time. Such account will be subject to the same terms and conditions (including Performance Goals and risk of forfeiture) as the Performance Units to which the dividends or other distributions relate.
4.Settlement of Units. Subject to any applicable deferral election under Johnson Controls International plc Senior Executive Deferred Compensation Plan (or any successor or similar deferred compensation plan for which the Participant is eligible) and to the provisions of Section 7 and Section 8 below, the Performance Units shall be settled by (a) for U.S. domestic Participants, the issuance of a number of Shares to the Participant by the Company equal to the number of whole Units that have been earned; or (b) for all other Participants, payment of a cash sum to the Participant by the local entity in an amount equal to the Fair Market Value of one Share (determined as of the vesting date) multiplied by the number of whole Units that have been earned. The Shares or the cash payment shall be issued or paid within 90 days following the end of the performance period (for U.S. domestic Participants, subject to a six-month delay to the extent required to comply with Code Section 409A).
5.Alienation of Award. The Participant (or beneficiary) shall not have any right to assign, transfer, sell, pledge or otherwise encumber this Award.
6.No Voting Rights. The Participant shall not have any voting rights with respect to the number of Shares underlying the Units until such Shares have been earned and issued.
7.Termination of Employment – Risk of Forfeiture.
(a)Retirement. If, prior to the settlement of the Units, the Participant terminates employment from the Company and its Affiliates due to Retirement at a time when the Participant’s employment could not have been terminated for Cause, then the Participant shall be eligible to earn a pro rata number of Units at the end of the performance period based on actual performance. The pro rata number of Units that the Participant shall be eligible to earn following Retirement (subject to the achievement of the Performance Goals) shall be calculated as follows: (i) the total number of Units subject to this Award multiplied by (ii) a fraction, the numerator of which equals the number of full months that the Participant was employed during the performance period and the denominator of which equals the total number of months in the performance period. Any Units subject to this Award that do not become vested under this paragraph as a result of such Retirement and actual performance shall automatically be forfeited and returned to the Company as of the date on which actual performance is determined.

Terms for Performance Share Units – 2012 Plan

(b)Death or Disability. If, prior to the settlement of the Units, the Participant terminates employment from the Company and its Affiliates due to death or Disability at a time when the Participant’s employment could not have been terminated for Cause, then the Participant shall be eligible to earn the Units at the end of the performance period based on actual performance and without pro ration for the number of months of employment during the performance period. Any Units subject to this Award that do not become vested under this paragraph as a result of such termination due to death or Disability and actual performance shall automatically be forfeited and returned to the Company as of the date on which actual performance is determined.

(c)Divestiture or Outsourcing. If the Participant’s employment with the Company and its Affiliates terminates as a result of a Disposition of Assets, Disposition of a Subsidiary or Outsourcing Agreement (each as defined below) at a time when the Participant could not have been terminated for Cause, then the Participant shall become vested in a pro rata portion of the target number of Units subject to this Award, which shall be calculated by multiplying the target number of Units times a fraction, the numerator of which is the number of full months of that the Participant was employed during the performance period prior to such Disposition of Assets, Disposition of a Subsidiary or Outsourcing Agreement and the denominator of which is the total number of full months in the performance period. Any Units subject to this Award that do not become vested under this paragraph as a result of such Disposition of Assets, Disposition of a Subsidiary or Outsourcing Agreement shall automatically be forfeited and returned to the Company as of the date of the Disposition of Assets, Disposition of a Subsidiary or Outsourcing Agreement, as applicable. Notwithstanding the foregoing, the Participant shall not be eligible for such pro rata vesting if (i) the Participant’s Termination of Employment occurs on or prior to the closing date of such Disposition of Assets or Disposition of a Subsidiary, as applicable, or on such later date as is specifically provided in the applicable transaction agreement or related agreements, or on the effective date of such Outsourcing Agreement applicable to the Participant (the “Applicable Employment Date”), and (ii) the Participant is offered Comparable Employment (as defined below) with the buyer, successor company or outsourcing agent, as applicable, but does not commence such employment on the Applicable Employment Date.

For purposes of this Section 7(c), “Comparable Employment” shall mean employment (x) with base compensation and benefits (not including perquisites, allowances or long term incentive compensation) that, taken as whole, is not materially reduced from that which is in effect immediately prior to the Participant’s Termination of Employment and (y) that is at a geographic location no more than 50 miles from the Participant’s principal place of employment in effect immediately prior to the Participant’s Termination of Employment; “Disposition of Assets” shall mean the disposition by the Company or an Affiliate by which the Participant is employed of all or a portion of the assets used by the Company or Affiliate in a trade or business to an unrelated corporation or entity; “Disposition of a Subsidiary” shall mean the disposition by the Company or an Affiliate of its interest in a subsidiary or controlled entity to an unrelated individual or entity (which, for the avoidance of doubt, excludes a spin-off or split-off or similar transaction), provided that such subsidiary or entity ceases to be controlled by the Company as a result of such disposition; and “Outsourcing Agreement” shall mean a written agreement between the Company or an Affiliate and an unrelated third party (“Outsourcing Agent”) pursuant to which (i) the Company transfers the performance of services previously performed by employees of the Company or Affiliate to the Outsourcing Agent, and (ii) the Outsourcing Agent is obligated to offer employment to any employee whose employment is being terminated as a result of or in connection with said Outsourcing Agreement.

(d)Other Termination. If the Participant’s employment terminates for any reason not described above (including for Cause) prior to the settlement of the Units, then this Award shall automatically be forfeited in its entirety immediately upon such termination. The Company may suspend payment or delivery of Shares (without liability for interest thereon) pending the Committee’s determination of whether the Participant was or should have been terminated for Cause.

Terms for Performance Share Units – 2012 Plan

8.Inimical Conduct. Notwithstanding anything herein to the contrary, if the Committee determines at any time that a Participant has engaged in Inimical Conduct, whether before or after Termination of Employment, the Award shall be cancelled, regardless of vesting. In addition, the Committee or the Company may suspend any vesting, payment of cash or issuance of Shares hereunder pending the determination of whether the Participant has engaged in Inimical Conduct.
9.Change in Control. This Award will be treated in accordance with Section 5.4 of the Plan in connection with a Change in Control.
10.Withholding. The Participant agrees to remit to the Company any foreign, Federal, state and/or local taxes (including the Participant’s FICA tax obligation) required by law to be withheld with respect to the Units or the issuance of Shares under this Award. Notwithstanding anything to the contrary in this Award, if the Company or any Affiliate of the Company is required to withhold any Federal, state or local taxes or other amounts in connection with the Award, then the Company may require the Participant to pay to the Company, in cash, promptly on demand, amounts sufficient to satisfy such tax obligations or make other arrangements satisfactory to the Company regarding the payment to the Company of the aggregate amount of any such taxes and other amounts. The Company can withhold from cash or property, including cash or Shares under this Award, payable or issuable to the Participant, in the amount needed to satisfy any withholding obligations; provided that, to the extent Shares are withheld to satisfy taxes, the amount to be withheld may not exceed the total maximum statutory tax withholding obligations associated with the transaction. Notwithstanding the foregoing, with respect to a Participant who is a Reporting Person, if payment hereunder is to be made in the form of Shares, then any withholding obligations shall be satisfied by the Company withholding Shares otherwise issuable under this Award unless the Committee approves an alternative method by which the Participant shall pay such withholding taxes.
11.No Claim for Forfeiture. Neither the Award nor any benefit accruing to the Participant from the Award will be considered to be part of the Participant’s normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments. Notwithstanding anything to the contrary in this Award, in no event may the Award or any benefit accruing to the Participant from the Award be considered as compensation for, or relating in any way to, past services for the Company or any Affiliate, nor shall the Participant have at any time a legally binding right to compensation under this Award unless and until the Committee approves, in its discretion, the number of Units earned at the completion of the performance period. In consideration of the Award, no claim or entitlement to compensation or damages shall arise from forfeiture of the Award resulting from termination of the Participant’s employment by the Company or any Affiliate (for any reason whatsoever and whether or not in breach of local labor laws) and the Participant irrevocably releases the Company and its Affiliates from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by acknowledging the grant, the Participant shall have been deemed irrevocably to have waived any entitlement to pursue such claim.
12.Electronic Delivery. The Company or its Affiliates may, in its or their sole discretion, decide to deliver any documents related to current or future participation in the Plan or related to this Award by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. The Participant hereby agrees that all on-line acknowledgements shall have the same force and effect as a written signature.
13.Securities Compliance. The Company may place a legend or legends upon the certificates for Shares issued under the Plan and may issue “stop transfer” instructions to its transfer agent in respect of such Shares as it determines to be necessary or appropriate to (a) prevent a violation of, or to obtain an exemption from, the registration requirements of the Securities Act of 1933, as amended, applicable state or other country securities laws or other legal requirements, or (b) implement the provisions of the Plan,
Terms for Performance Share Units – 2012 Plan

this Award or any other agreement between the Company and the Participant with respect to such Shares.
14.Successors. All obligations of the Company under this Award shall be binding on any successor to the Company. The terms of this Award and the Plan shall be binding upon and inure to the benefit of the Participant and his or her heirs, executors, administrators or legal representatives.
15.Legal Compliance. The granting of this Award and the issuance of Shares under this Award shall be subject to all applicable laws, rules, and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.
16.Governing Law; Arbitration. This Award, and the interpretation of this Award Agreement, shall be governed by (a) the internal laws of Ireland (without reference to conflict of law principles thereof that would direct the application of the laws of another jurisdiction) with respect to the validity and authorization of any Shares issued under this Award, and (b) the internal laws of the State of Wisconsin (without reference to conflict of law principles thereof that would direct the application of the laws of another jurisdiction) with respect to all other matters. Any disputes regarding this Award or any other matter relating to the Participant’s employment will be subject to the arbitration provisions in Section 7.16 of the Plan.
17.Data Privacy and Sharing. As a condition of the granting of the Award, the Participant acknowledges and agrees that it is necessary for some of the Participant’s personal identifiable information to be provided to certain employees of the Company, the third party data processor that administers the Plan and the Company’s designated third party broker in the United States. The Participant specifically consents to all transfers required to be made in accordance with the relevant data protection legislation of the Participant’s home country. By acknowledging the Award, the Participant acknowledges having been informed of the processing of the Participant’s personal identifiable information described in the preceding paragraph and consents to the Company collecting and transferring to the Company's Shareholder Services Department, and its independent benefit plan administrator and third party broker, the Participant’s personal data that are necessary to administer the Award and the Plan. The Participant understands that his or her personal information may be transferred, processed and stored outside of the Participant’s home country in a country that may not have the same data protection laws as his or her home country, for the purposes mentioned in this Award.
The Participant will be provided, on request, with:
•the identity and the contact details of the controller (usually the administrator and/or the Company) and, where applicable, of the controller's representative;
•that the purposes of the processing of personal data is for the grant, administration and vesting of the Award and the legal basis for the processing is that this is required for the performance of this Award Agreement and for compliance with its terms and the Award or to cover the legitimate interests of the data controller and the data processor;
•the recipients or categories of recipients of the personal data, if any;
•the controller intends to transfer personal data to a third country or international organization subject to the existence of suitable safeguards;
•the period for which the personal data will be stored, or if that is not possible, the criteria used to determine that period;
•the right to request from the controller access to and rectification of personal data.
18.Restrictive Covenants. In consideration for the Participant’s opportunity to earn the benefits provided in this Award Agreement, Participant agrees to be bound by the restrictive covenants in Attachment A. For the sake of clarity, by accepting this Award, Participant agrees to be bound by such restrictive covenants even if Participant ultimately forfeits this Award or otherwise fails to receive any benefits under this Award Agreement.
Terms for Performance Share Units – 2012 Plan

19.Recoupment. This Award, and any Shares issued or cash paid pursuant to this Award, shall be subject to the Company’s Executive Compensation Incentive Recoupment Policy.
This Award, the Award Notice, the Summary of Terms and Conditions delivered to the Participant and any other documents expressly referenced in this Award contain all of the provisions applicable to the Award and no other statements, documents or practices may modify, waive or alter such provisions unless expressly set forth in writing, signed by an authorized officer of the Company and delivered to the Participant.

Failure of the Participant to affirmatively ACKNOWLEDGE or reject this Award within the sixty (60) day period following the date of grant will result in the Participant’s IMMEDIATE AND AUTOMATIC acceptance of this Award and the terms and conditions of the Plan and this Award Agreement, including the non-competition and non-solicitation provisions contained herein.

The Company has caused this Award to be executed by one of its authorized officers as of the date of grant.

JOHNSON CONTROLS INTERNATIONAL PLC

/s/ John Donofrio
John Donofrio
Executive Vice President and General Counsel
Terms for Performance Share Units – 2012 Plan

Attachment A
Johnson Controls International plc
Restrictive Covenants for Award Agreements
In consideration for the Participant’s opportunity to earn the benefits provided in this Award Agreement (regardless of whether benefits under this Award Agreement are actually realized by the Participant), and except as prohibited by law, the Participant agrees as follows:

1.    Non-Competition.    Participant agrees that during his or her employment with the Company or its Subsidiaries, and for the period of one (1) year following the Participant’s Termination of Employment for any reason, or such longer period of non-competition as is included in any offer letter or any other agreement between Participant and the Company or its Subsidiaries or Affiliates, the Participant will not directly or indirectly, own, manage, operate, control (including indirectly through a debt, equity investment, or otherwise), provide services to, or be employed by, any person or entity engaged in any business that (i) conducts or is planning to conduct a business in competition with any business conducted or planned by the Company or any of its Subsidiaries (1) that is located in a region in which Participant had substantial responsibilities during the twenty-four (24) month period preceding Participant’s termination, and (2) for which Participant (A) was materially involved in during the twenty-four (24) month period preceding Participant’s termination, or (B) had knowledge of operations or substantial exposure to during the twenty-four (24) month period preceding Participant’s termination; or (ii) designs, develops, produces, offers for sale or sells a product or service that can be used as a substitute for, or is generally intended to satisfy the same customer needs for, any one or more products or services designed, developed, manufactured, produced or offered for sale or sold by any of the Company’s business (1) that is located in a region in which Participant had substantial responsibilities during the twenty-four (24) month period preceding Participant’s termination, and (2) for which Participant (A) was materially involved in during the twenty-four (24) month period preceding Participant’s termination, or (B) had knowledge of operations or substantial exposure to during the twenty-four (24) month period preceding Participant’s termination.

2.    Non-Solicitation of Customers.    Participant agrees that during his or her employment with the Company or its Subsidiaries, and for the period of two (2) years following the Participant’s Termination of Employment for any reason, or such longer period of non-solicitation as is included in any offer letter or any other agreement between Participant and the Company or its Subsidiaries or Affiliates, the Participant will not, directly or indirectly, on his or her own behalf or on behalf of another (i) solicit, aid or induce any customer of the Company or any of its Subsidiaries that Participant was responsible for, including supervised, managed or directed by Participant, to purchase goods or services then sold by the Company or its Subsidiaries from another person or entity, or assist or aid any other person or entity in identifying or soliciting any such customer, or (ii) solicit, aid or induce any customer that was pursued by the Company and with which Participant had contact, participated in the contact, or about which Participant had knowledge of Confidential Information by reason of Participant’s relationship with the Company within the twenty-four (24) month period preceding Participant’s termination if that sale or service would be located in a region with respect to which the Participant had substantial responsibilities while employed by the Company or its Subsidiaries.

3.    Non-Solicitation of Employees.    Participant agrees that during his or her employment with the Company or its Subsidiaries, and for the period of two (2) years following the Participant’s Termination of Employment for any reason, or such longer period of non-solicitation as is included in any offer letter or any other agreement between Participant and the Company or its Subsidiaries or Affiliates, the Participant will not, directly or indirectly, on his or her own behalf or on behalf of another solicit, recruit, aid or induce employees of the Company or any of its Subsidiaries (a) with whom Participant has had material contact with during the twelve (12) months period preceding Participant’s termination and who had access to Confidential Information, trade secrets or customer relationships; or (b) who were directly managed by or reported to Participant as of the date of Participant’s termination to leave their employment with the Company or its Subsidiaries in order to accept employment with or render services to another person or entity unaffiliated with the Company or its Subsidiaries, or hire or knowingly take any action to assist or aid any other person or entity in identifying or hiring any such employee.

4.    Confidentiality.    In consideration for the Participant’s opportunity to earn the benefits provided in this Award Agreement (regardless of whether benefits under this Award Agreement are actually realized by the Participant) and for the Company’s and its Subsidiaries’ promise to provide Participant with confidential and competitively sensitive information from time to time concerning, among other things, the Company and its Subsidiaries strategies, objectives, performance and business prospects, the Participant agrees that during his or her employment with the Company or its Subsidiaries, and until such time thereafter as the Confidential Information is no longer confidential through no fault of the Participant, the Participant shall not use or disclose any Confidential Information except for the benefit of the Company or its Subsidiaries in the course of the Participant’s employment, and shall not use or disclose any Confidential Information in competition with or to the detriment of the Company or its Subsidiaries, or for the benefit of the Participant or anyone else other than the Company or its Subsidiaries. Notwithstanding the foregoing, nothing herein shall prohibit the Participant from reporting or otherwise disclosing possible violations of state, local or federal law or regulation to any governmental agency or entity, or making other disclosures that, in each case, are protected under whistleblower provisions of local, state or federal law or regulation. Nothing in this Agreement is intended to discourage or restrict Employee from reporting any theft of trade secrets pursuant to the Defend Trade Secrets Act of 2016 (“DTSA”) or other applicable state or federal law.  The DTSA provides: An individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (a) is made (i) in confidence to a federal, state or local government official, either directly or indirectly, or to any attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation or law; or (b) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to an attorney for the individual and use the trade secret information in the court proceeding, if the individual (a) files any document containing the trade secret under seal; and (b) does not disclose the trade secret, except pursuant to court order.

“Confidential Information” means any information that is not generally known outside the Company and its Subsidiaries, relating to any phase of business of the Company or any Subsidiary, whether existing or foreseeable, including information conceived, discovered or developed by the Participant. Confidential Information includes, but is not limited to: project files, product designs, drawings, sketches and processes; production characteristics; testing procedures and results thereof; manufacturing methods, processes, techniques and test results; plant layouts, tooling, engineering evaluations and reports; business plans, financial statements and projections; operating forms (including contracts) and procedures; payroll and personnel records; non-public marketing materials, plans and proposals; customer lists and information, and target lists for new clients and information relating to potential clients; software codes and computer programs; training manuals; policy and procedure manuals; raw materials sources, price and cost information; administrative techniques and documents; and any information received by the Company under an obligation of confidentiality to a third party.

5.Non-Disparagement.    Each of the Participant and the Company and its Subsidiaries (for purposes hereof, the Company and its Subsidiaries shall mean only the officers and directors thereof and not any other employees) agrees not to make any statements that disparage the other party, or in the case of the Company or its Subsidiaries, their respective Subsidiaries, employees, officers, directors, products or services. Notwithstanding the foregoing, statements made in the course of sworn testimony in administrative, judicial or arbitral proceedings (including, without limitation, depositions in connection with such proceedings) shall not be subject to the limitations in this paragraph.

6.Remedies.    Irreparable injury will result to the Company, and to its business, in the event of a breach by the Participant of any of the Participant’s covenants and commitments under this Award, including the covenants of non-competition and non-solicitation. Therefore, in the event of a breach of such covenants and commitments, in the sole discretion of the Company, any of the Participant’s unvested Performance Units shall be immediately rescinded and the Participant will forfeit any rights he or she has with respect thereto. Furthermore, by acknowledging this Award, and not declining the Award, in the event of such a breach, upon demand by the Company, the Participant hereby agrees and promises immediately to deliver to the Company the number of Shares (or, in the discretion of the Company, the cash value of said Shares) the Participant received for Performance Units that vested or were delivered at any time from and after the earlier of (i) the date of the breach or (ii) six months prior to the Participant’s termination of employment.  In the event the Shares subject to repayment are, at the time of the Company’s demand, allocated to a deferred compensation plan, the Company may forfeit such Shares and the Participant will forfeit any rights he or she has with respect thereto.  In addition, the Company reserves all rights to seek any and all remedies and damages permitted under law, including, but not limited to, injunctive relief, equitable relief and compensatory damages. The Participant further acknowledges and confirms that the terms of this
Terms for Performance Share Units – 2012 Plan

Attachment, including but not limited to the time and geographic restrictions, are reasonable, fair, just and enforceable by a court.

Terms for Performance Share Units – 2012 Plan